SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 24, 2004


                      CREATIVE COMPUTER APPLICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)

                                   California
                         ------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

             0-12551                                       95-3353465
             -------                                       ----------
     (Commission File No.)                            (IRS Employer Identifi-
                                                           cation Number)


26115-A Mureau Road, Calabasas, California                    91302
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number
including area code                                      (818)  880-6700
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


Item 7.01                  Regulation FD Disclosure

     On November 24, 2004, Creative Computer Applications, Inc. issued a press release announcing its operating and financial results for the fourth fiscal quarter and fiscal year ended August 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information furnished under this Item 7.01 ("Regulation FD Disclosure") is intended to be furnished under Item 2.02 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

     Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01                  Financial Statements and Exhibits

(c)      Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:


Exhibit No.                              Title
-----------              -------------------------------------------------------
99.1                     Creative Computer Applications, Inc. Press Release,
                         issued November 24, 2004


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CREATIVE COMPUTER APPLICATIONS, INC.
                                            ------------------------------------
                                                   (Registrant)




                                            By:    /S/ Steven M. Besbeck
                                                 -------------------------------
                                                   Steven M. Besbeck, President,
                                                   Chief Executive Officer,
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Title
-----------    ----------------------------------------------------------

99.1           Creative Computer Applications, Inc. Press Release, issued
               November 24, 2004